EXHIBIT  10.6


10.6     Savvis  Internet  Services  Agreement.

                                S A V V I S

                               COMMUNICATIOMS


                    BASIC  INTERNET  SERVICES  AGREEMENT
                             (Ethernet connection)

This BASIC INTERNET SERVICES AGREEMENT (the "Agreement") is entered into this day of, 1991, between SAVE COMMUNICATIONS CORPORATION ("SAVVIS"), and ("You").

1. SAVVIS shall provide You 1 dedicated 10 Mbps Ethernet connection(s) to the Internet through SAVVIS' network from SAVVIS' closest Point of Presence
     (POP)  (the  "connection").  You  shall pay SAVVIS the sum of $ 5100.00 per
                                                                   ---------
     month  for  the  Connection plus a one time  installation  fee of $5000.00.
                                                                       --------
     SAVVIS will order and, configure an access device (the "Equipment") to be located at Your premises which Equipment will route traffic between the local loop and Your local Ethernet. You will receive from SAVVIS the requirements necessary to provide You with the Connection, which shall include, but not be limited to, Equipment configuration information, local loop information, Equipment telephone line information and the demarcation point (the "Requirements") and the date on which the Requirements must be fulfilled. The Ethernet port on the Equipment is the demarcation point. You acknowledge that You have received a Product Specification Sheet relating the Connection.

2. The Connection will be activated o or before 199 (the "Activation Date")and shall be for a period ending on the 'last day of the month which months subsequent to the Activation Date at which time this Agreement shall automatically renew for successive month terms unless terminated by either party at beast 30 days prior to the then current date of tenuination. SAVVIS re6rves1he right to change its rates for any renewal term by notifying You at least 60 days in advance of effective date of such rate change. You acknowledge that circumstances beyond the control of SAVVIS may cause a delay in turn. up the Connection in which case billing shall commence on the date the Connection is activated; provided, however, in the event delay in activating the Connection is the result of Your failure to comply with or provide any of the Requirements billing for Connection shall commence on the Activation Date.

3. This Agreement includes equipment, the terms and conditions of which are set forth on Exhibit A hereto.

4. You will be invoiced monthly in advance for all amounts due and owing to SAVVIS. All payments are due within 30 days after the date of such invoice. Your account will be deemed to be overdue if payment is not received within 30 days after the date of the invoice. If payment is not received within such 60-day period, You will be charged an interest rate equal to the lesser of 1-1/2% month or the maximum amount permitted by the law of Your state.

5. SAVVIS offers You access to the Internet. You hereby acknowledge that the Internet is not owned, operated, managed by or in any affiliated with SAVVIS or any of its affiliates, and that it is a separate network of computers independent of SAVVIS. Your use of Internet is solely at Your own risk and is subject to all applicable local, state, national and international laws and regulations. use the Internet is dependent on numerous factors, technologies and systems, many of which are beyond SAVVIS' authority and control

6. SAVVIS' network may only be used for lawful purposes. As such., SAVVIS reserves the right to, from time to time, monitor Ye activity. The transmission of any material in violation of any United States or state regulations is prohibited. This includes, but is r limited to. copyrighted material, material legally judged to be threatening or obscene, material protected by trade secret or mater that is otherwise deemed to be proprietary or judged by SAVVIS to be inappropriate or improper such as bulk e-mail messages.

7. Access to other networks connected to SAVVIS' network must comply with the rules appropriate for that other network. SAVVIS exercises no control whatsoever over the content of the information passing through its network.

8. SAVVIS MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THOSE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THIS INCLUDES LOSS OF DATA RESULTING FROM DELAYS, NON DELIVERIES, MIS DELIVERIES OR SERVICE INTERRUPTION HOWEVER CAUSED. USE OF A INFORMATION OBTAINED BY SAVVIS' NETWORK IS AT YOUR OWN RISK. SAVVIS SPECIFICALLY DISCLAIMS A RESPONSIBILITY FOR THE ACCURACY OR QUALITY OF INFORMATION OBTAINED THROUGH ITS SERVICES.

9. Routine maintenance and periodic system repairs, upgrades and reconfigurations may result in temporary impairment or interruption in service. As a result, SAVVIS does not guarantee continuous or uninterrupted service and reserves the right from time to time temporarily reduce or suspend service without notice. If You notify SAVVIS immediately in the event of the failure of Ye Connection and SAVVIS determines in its reasonable commercial judgment that the Connection is unavailable to You, SAVVIS w upon Your request credit Your account in the following manner: (1) if the Connection is unavailable for one (1) or more consecutive hours during any calendar month, SAVVIS will credit Your account for such month in an amount equal to l/30 of the amount due
2 0 (Aug. 97)
     for such month and (ii) if the Connection is unavailable for an aggregate of four (4) or more hours in any calendar month, SAVVIS will credit Your account in an amount equal 7/30ths of the amount due for such month. Scheduled or routine maintenance shall not be deemed to be the unavailability of Your Connection. The provisions set forth in this Paragraph 9 shall be Your sole and exclusive remedy in the event of the unavailability of Your Connection.

10. Upon the occurrence of a default by You of any provision hereunder, SAVVIS reserves the right, in addition to any other remedies which may be available to it, to terminate this Agreement and the services provided to You hereunder. In addition, upon the occurrence of any default hereunder, 75% of the cumulative total of the balance of all monthly payments remaining on this Agreement shall become due and payable as of that date as liquidated damages and not as a penalty. You acknowledge that the amounts payable pursuant to the preceding sentence are equitable compensation to SAVVIS, and are intended to reasonably compensate SAVVIS for the losses which are occasioned by Your failure to honor Your obligations hereunder and that the exact amount of damages is difficult or impractical to establish.

11. You shall indemnify SAVVIS, its affiliates, officers, directors, licensees and licensers from any and all claims and expenses, included without limitation, reasonable attorney's fees arising from Your breach of any provision of this Agreement.

12. This Agreement is deemed to be entered into in the State of Missouri and shall not become a binding obligation of SAVVIS until it 1-been executed by an officer of SAVVIS. The parties agree that any dispute arising under this Agreement shall have as its venue Louis County, Missouri and any such dispute shall be governed by and construed in accordance with the laws of the State of Missouri.

13. SAVVIS may assign this Agreement without Your prior consent and all of SAVVIS' rights, title and interest herein shall inure to benefit of such assignee, its successors and assigns. This Agreement shall not be assignable by You except with the written consent SAVVIS. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns.

14 Neither party shall disclose any of the terms and conditions of this Agreement without the prior written consent of the other, provide. however, in any of its sales and marketing materials, SAVVIS may refer to You as its customer.

15. This Agreement may be modified only by a written instrument signed by the party against which the modification is being enforced.

16. Any notice required to be given hereunder shall be in writing and shall be deemed to have been delivered when deposited in the Urn States mail, registered or certified mail, return receipt requested with adequate postage affixed and addressed to the persons set forth the signature block hereto or to such other address as either party may provide to the other in accordance with the provisions hereof. copy of any notice to SAVVIS shall be sent to Vice President - General Counsel at the address set forth below.

17. This Agreement, together with Exhibit A hereto, contains the entire agreement of the parties hereto with respect to the matters cove: hereby and supersedes any other prior or simultaneous agreement related to such matters, including specifically, but not limited to Basic Internet Services Agreement between You and SAVVIS dated December 23, 1997.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as f and year first above written.

     SAVVIS  COMMUNICATIONS  CORPORATION

BY:                                     BY:  Don Brown
   ---------------------------------       -------------------------------------

Title:                                  Title: EXEC. V.P.
       -----------------------------          ----------------------------------

Address: 7777 Binhomme, Suite 1000     Address: 10497 Town & Country Way #460
                                               ---------------------------------
                                                Houston TX 77024
                                               ---------------------------------
                                                713-467-7281
                                               ---------------------------------

18. Networks ON-LINE can cancel before installation by providing written notice to Savvis Communications their intent not to upgrade to the new service within 60 days of this agreement.

                                  EXHIBIT 10.6


10.6    Savvis Internet Services Agreement.

                                S A V V I S

                               COMMUNICATIOMS


December 23, 1997

NETWORK ON-LINE INC

ATTN: Sam Little
10497 Town & Country Way, SU 480
Houston, TX 77024

Network On-Line inc and SAVVIS Communication, Corporation ("SAVVIS") entered Iowa a 5asie internet Service Agreement (the "Agreement") pursuant to which You purchased services r SAVVIS. The Agreement provides that SAVVIS does ant provide the local loop and that You are to mike your own a local Loop. It Is our wide that you have chosen to use Southwestern Bell for your local loop. A cross Is in required between your local loop and the SAVVIS POP.

In addition to lb. services being provided to you under 6. agreement, SAVVIS has managed to provide you the connection at a monthly . 10.00 return of 36 months per local mop, and a one ft. at 5540.00 per local loop. This amount will be added to the monthly invoice that You set to receive frown SAVVIS.

If the foregoing is accertable to You, please indicate Your agreement to the same by executing the copy of this letter and returning it to Kathy Msekario at SAVVIS Communicatioin. Her fax number is 314-719-2442.


                                        Sincerely  yours,
                                   SAVVIS  Communications  Corporation

                                   By: /s/ Gary Zimmerman
                                      ----------------------------------

Agreed  to  and  accepted  by:
  /s/ Sam L. Little
------------------------------------
      Sam L. Little
------------------------------------
      Vice President
------------------------------------

Dated :12/24/97

                                S A V V I S

                               COMMUNICATIONS


                    BASIC  INTERNET  SERVICES  AGREEMENT

This BASIC INTERNET SERVICES AGREEMENT (the "Agreement") is entered into this 23rd day of Dec, 1991, between SAVVIS COMMUNICATIONS CORPORATION ("SAVVIS"), and
----        ---  ----
("You").

1.   SAVVIS shall provide You 2 dedicated  connection(s) to the Internet through
                              -
     SAVVIS'  network  from  SAVVIS' closest Point of Presence (POP) at 1.5 Mbps
                                                                        -----
     bandwidth  (the  "connection").  You shall pay SAVVIS the sum of $3,600 per
                                                                      ------
     month  for  the  Connection  plus  a one time  installation  fee of  $1,000
                                                                          ------
     which shall be due upon Your execution hereof. You shall also be responsible for all connection and local access charges incurred by SAVVIS and which apply to the Connection and You will be billed by SAVVIS for such amounts. In addition, this Agreement does not include the local loop charge. Upon Your request, SAVVIS will order and configure Your local loop connection and cause the loop provider to bill you for the local loop charge. Your local loop will be connected to our POP in Houston. You will
                                                              -------
     receive from SAVVIS the requirements necessary to provide You with the Connection, which shall include, but not be limited to, router configuration information, local loop information and the demarcation point (the "Requirements") and the date on which the Requirements must be fulfilled. If SAVVIS has not arranged for the local loop, the demarcation point is considered to be the port on SAVVIS's switch. If SAVVIS has arranged for the local loop, the WAN port on Your router is the demarcation point. You acknowledge that You have received a Product Specification Sheet relating to the Connection.

2.   The Connection will be activated on or before Dec 30, 1997 (the "Activation
                                                   ------     -
     Date") and shall be for a period ending on the last day of the month which is 36 months subsequent to the Activation Date at which time this Agreement
        --
     shall automatically renew for successive 1 month terms unless terminated by
                                              -
     either party at least 30 days prior to the then current date of termination. SAVVIS reserves the right to change its rates for any renewal term by notifying You at least 60 days in advance of effective date of such rate change. You acknowledge that circumstances beyond the control of SAVVIS may cause a delay in turning up the Connection in which case billing shall commence on the date the Connection is activated; provided, however, in the event delay in activating the Connection is the result of Your failure to comply with or provide any of the Requirements billing for Connection shall commence on the Activation Date.

3.   This Agreement does not include equipment.

4. You will be invoiced monthly in advance for all amounts due and owing to SAVVIS. All payments are due within 30 days after the date of such invoice. You will be deemed to be in default hereunder if payment is not received within 30 days after the date of such invoice and in addition to its other remedies, SAVVIS shall charge You an interest rate equal to the lesser 1-1/2% per month or the maximum amount permitted by the law of Your state.

5. SAVVIS offers You access to the Internet. You hereby acknowledge that the Internet is not owned, operated, managed by or in any affiliated with SAVVIS or any of its affiliates, and that it is a separate network of computers independent of SAVVIS. Your use of Internet is solely at Your own risk and is subject to all applicable local, state, national and international laws and regulations. Use the Internet is dependent on numerous factors, technologies and systems, many of which are beyond SAVVIS' authority and control

6. SAVVIS' network may only be used for lawful purposes. As such., SAVVIS reserves the right to, from time to time, monitor Your activity. The transmission of any material in violation of any United States or state regulations is prohibited. This includes, but is not limited to, copyrighted material, material legally judged to be threatening or obscene, material protected by trade secret or mater that is otherwise deemed to be proprietary or judged by SAVVIS to be inappropriate or improper such as bulk e-mail messages.

7. Access to other networks connected to SAVVIS' network must comply with the rules appropriate for that other network. SAVVIS exercises no control whatsoever over the content of the information passing through its network.

8. SAVVIS MAKES NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THOSE MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. THIS INCLUDES LOSS OF DATA RESULTING FROM DELAYS, NON DELIVERIES, MIS DELIVERIES OR SERVICE INTERRUPTION HOWEVER CAUSED. USE OF A INFORMATION OBTAINED BY SAVVIS' NETWORK IS AT YOUR OWN RISK. SAVVIS SPECIFICALLY DISCLAIMS A RESPONSIBILITY FOR THE ACCURACY OR QUALITY OF INFORMATION OBTAINED THROUGH ITS SERVICES.

9. Routine maintenance and periodic system repairs, upgrades and reconfigurations may result in temporary impairment or interruption in service. As a result, SAVVIS does not guarantee continuous or uninterrupted service and reserves the right from time to time temporarily reduce or suspend service without notice. If You notify SAVVIS immediately in the event of the failure of Your Connection and SAVVIS determines in its reasonable commercial judgment that the Connection is unavailable to You, SAVVIS will, upon Your request credit Your account in the following manner:
     (1) if the Connection is unavailable for one (1) or more consecutive hours during any calendar month, SAVVIS will credit Your account for such month in an amount equal to l/30 of the amount due for such month and (ii) if the Connection is unavailable for an aggregate of four (4) or more hours in any calendar month, SAVVIS will credit Your account in an amount equal 7/30ths of the amount due for such month. Scheduled or routine maintenance shall not be deemed to be the unavailability of Your Connection. The provisions set forth in this Paragraph 9 shall be Your sole and exclusive remedy in the event of the unavailability of Your Connection.

10. Upon the occurrence of a default by You of any provision hereunder, SAVVIS reserves the right, in addition to any other remedies which may be available to it, to terminate this Agreement and the services provided to You hereunder. In addition, upon the occurrence of any default hereunder, 75% of the cumulative total of the balance of all monthly payments remaining on this Agreement shall become due and payable as of that date as liquidated damages and not as a penalty. You acknowledge that the amounts payable pursuant to the preceding sentence are equitable compensation to SAVVIS, and are intended to reasonably compensate SAVVIS for the losses which are occasioned by Your failure to honor Your obligations hereunder and that the exact amount of damages is difficult or impractical to establish.

11. You shall indemnify SAVVIS, its affiliates, officers, directors, licensees and licensers from any and all claims and expenses, included without limitation, reasonable attorney's fees arising from Your breach of any provision of this Agreement.

12. This Agreement is deemed to be entered into in the State of Missouri and shall not become a binding obligation of SAVVIS until it 1-been executed by an officer of SAVVIS. The parties agree that any dispute arising under this Agreement shall have as its venue Louis County, Missouri and any such dispute shall be governed by and construed in accordance with the laws of the State of Missouri

13. SAVVIS may assign this Agreement without Your prior consent and all of SAVVIS' rights, title and interest herein shall inure to benefit of such assignee, its successors and assigns. This Agreement shall not be assignable by You except with the written consent SAVVIS. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns.

14 Neither party shall disclose any of the terms and conditions of this Agreement without the prior written consent of the other, provide. however, in any of its sales and marketing materials, SAVVIS may refer to You as its customer.

15. This Agreement may be modified only by a written instrument signed by the party against which the modification is being enforced.


2.0 (Aug. 97)

16. Any notice required to be given hereunder shall be in writing and shall be deemed to have been delivered when deposited in the United States mail, registered or certified mail, return receipt requested with adequate postage affixed and addressed to the persons set forth the signature block hereto or to such other address as either party may provide to the other in accordance with the provisions hereof. A copy of any notice to SAVVIS shall be sent to Vice President - General Counsel at the address set forth below.

17. This Agreement contains the entire agreement of the parties hereto with respect to the matters covered hereby and supersedes any other prior or simultaneous agreement related to such matters.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.

     SAVVIS  COMMUNICATIONS  CORPORATION

BY:  /s/ Robert Murphy                  BY:/s/ Sam L. Little
   ---------------------------------       -------------------------------------

Print name: Robert Murphy               Print Name: Sam L. Little
   ---------------------------------       -------------------------------------

Title:   EVP, CFO                       Title: Vice President
       -----------------------------          ----------------------------------

Address: 7777 Bonhomme, Suite 1000     Address:10497 Town & Country Way, Ste 460
         St. Louis MO 63105                    ---------------------------------
         314-727-5596                          Houston TX 77024
                                               ---------------------------------
                                               713-467-7100
                                               ---------------------------------

                                EQUIPMENT  EXHIBIT

This  is Exhibit A to the Basic Internet Services Agreement dated April 30, 1998
                                                                        --
between SAVVIS Communications Corporation ("SAVVIS") and NETWORKS ON-LINE "You"), the terms and provisions of which are by this reference incorporated in full herein.

1. During the term of the Agreement, SAVVIS shall provide You with NetEdge Access Switch (the "Equipment").

2. You acknowledge that the Equipment is owned by SAVVIS and You shall take such actions that are directed by SAVVIS to protect SAVVIS' interest in the Equipment and shall keep the Equipment free and clear from all liens, claims and encumbrances. You acknowledge that SAVVIS may take whatever steps are necessary to prefect and protect its interest in the Equipment, including, but not limited to the filing of a financing statement, with respect to which You hereby grant to SAVVIS a power of attorney to execute any such document on Your behalf

3. You shall maintain insurance on the Equipment in coverages that are acceptable to SAVVIS in its sole discretion and concurrently with the execution of this Agreement, You shall provide SAVVIS with a certificate of such insurance.

4. You shall not move, configure, reconfigure, program or otherwise effect the Equipment in any manner without the prior written consent of SAVVIS.

5. Upon the termination of this Agreement for any reason You shall return the Equipment to SAVVIS at your expense and the Equipment shall be in good condition, reasonable wear and tear expected.

6. SAVVIS makes no representation or warranty of any kind, express or implied, with respect to the Equipment, its merchantability, or its fitness for a particular purpose. SAVVIS shall not be liable to You or any other person for direct, indirect, special, incidental or consequential damages arising from your use of the Equipment, or for damages based on strict or absolute tort liability or SAVVIS' negligence.

7. You hereby acknowledge that any manufacturer's or supplier's warranties with respect to the Equipment are passed on to You by SAVVIS and that SAVVIS shall have no responsibility for maintaining the Equipment.

                           **  PURCHASE  ORDER  **                    PAGE:  1

NETWORKS  ON-LINE                                        P.O.  NUMBER:  0070151
10497  TOWN  &  COUNTRY                                    ORDER  DATE: 04/30/98
STE  460
HOUSTON,  TEXAS  77024

(713)  467-7100                                      VENDOR  NO:     0O-SAVVIS


VENDOR:                                              SHIP  TO:
Savvis  Communications                               NETWORKS  ON-LINE
12770  Coit  Road                                    10497 TOWN & COUNTRY WAY
Ste  1121                                            SUITE  460
Dallas                                               HOUSTON     TX  77024
CONFIRM  TO:                                         TX  75251





--------------------------------------------------------------------------------
REQUIRED  DATE     SHIP  VIA        F.O.B     TERMS
                                              NET  30  DAYS
--------------------------------------------------------------------------------
ITEM  NO.  UNIT  ORDERED  RECEIVED  BACK  ORD   UNIT  COST     AMOUNT
--------------------------------------------------------------------------------
INSTALL    EACH  1.00     0.00           0.00     5,000.00     5,000.0
INSTALLATION  of 1OBT Circuit WHSE: 000
                     NOL may cancel this P0 within 60 days of the Purchase Order date.





                                                             -------------------
                                                             NET  ORDER:5,000.00
                                                             SALES  TAX:     .00
                                                             FREIGHT:        .00
                                                             -------------------
                                                        ORDER  TOTAL:   5,000.00



REVIEWED  BY:  ______________
APPROVED  BY:  ______________